                                                                    EXHIBIT 99.1


                                                                      EXECUTION



                                 AMENDMENT NO. 1

                                       to



                            SEQUOIA MORTGAGE TRUST 9
                         POOLING AND SERVICING AGREEMENT

                                      among



                        SEQUOIA RESIDENTIAL FUNDING, INC.

                                    Depositor


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                  Master Servicer and Securities Administrator


                                       and


                                  HSBC BANK USA

                                     Trustee





                          (Effective November 1, 2002)



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        This Amendment No. 1 to the Pooling and Servicing Agreement referred to hereinbelow, dated and effective as of November 1, 2002, by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator, and HSBC Bank USA, as Trustee, recites and provides as follows:

                                    RECITALS

        WHEREAS, in connection with the issuance of the Sequoia Mortgage Trust 9, Mortgage Pass-Through Certificates (the "Certificates"), Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator, and HSBC Bank USA, as Trustee, have entered into a Pooling and Servicing Agreement, dated as of August 1, 2002 (the "Pooling and Servicing Agreement"); and

        WHEREAS, the Depositor, the Master Servicer, the Securities Administrator and the Trustee desire to amend the Pooling and Servicing Agreement in order to conform the definition of "Senior Prepayment Percentage" to the description thereof set forth in the Offering Document; and

        WHEREAS, Section 11.03(a)(ii) of the Pooling and Servicing Agreement provides that the Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without the consent of the Holders to cause the provisions of the Pooling and Servicing Agreement to conform to the statements made with respect to the Certificates in the Offering Document, provided an Opinion of Counsel is delivered to the Trustee, to the effect that such amendment does not adversely affect the status of any REMIC created pursuant to the Pooling and Servicing Agreement and that such amendment is permitted under Section 11.03(a) of the Pooling and Servicing Agreement; and

        WHEREAS, the Trustee has received the Opinion of Counsel required pursuant to Section 11.03(a) in the form annexed as Exhibit A hereto;

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is mutually covenanted and agreed as follows:

                                    ARTICLE I
                AMENDMENT TO THE POOLING AND SERVICING AGREEMENT

Section 1.01   Amendment to Definitions

        The definition of "Senior Prepayment Percentage" in Section 1.01 (Definitions) of the Pooling and Servicing Agreement is hereby amended and restated in its entirety to read as follows:

                      Senior Prepayment Percentage: With respect to any
               Distribution Date and each Mortgage Pool, during the ten years beginning on the first Distribution Date, 100%. Except as provided herein, the Senior Prepayment Percentage for each Mortgage Pool and any Distribution Date occurring on or after the tenth anniversary of the first Distribution

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               Date shall be as follows: (i) from September 2012 through August
               2013, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date; (ii) from September 2013 through August 2014, the related Senior
               Percentage plus 60% of the related Subordinate Percentage for that Distribution Date; (iii) from September 2014 through August 2015, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date; (iv) from September 2015 through August 2016, the related Senior
               Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and (v) from and after September 2016, the related Senior Percentage for that Distribution Date; provided, however, that there shall be no reduction in the Senior Prepayment Percentage for a Mortgage Pool unless both
               Step Down Conditions are satisfied; and provided, further, that if on any such Distribution Date the Pro Rata Senior Percentage for a Mortgage Pool exceeds the initial Pro Rata Senior Percentage for such Mortgage Pool, the related Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

               Notwithstanding the above, if on any Distribution Date the Two Times Test is satisfied, the Senior Prepayment Percentage with respect to any Mortgage Pool shall equal the related Senior Percentage for such Distribution Date. In addition, if on any Distribution Date the allocation to the Senior Certificates then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the sum of the Class Principal Amounts of those Certificates to below zero, the related Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such Class Principal Amounts to zero.

                                   ARTICLE II
                            MISCELLANEOUS PROVISIONS

Section 2.01   Capitalized Terms.

        For all purposes of this Amendment No. 1, except as otherwise provided herein, terms used in capitalized form in this Amendment No. 1 and defined in the Pooling and Servicing Agreement have the meanings specified in the Pooling and Servicing Agreement.

Section 2.02   Continuing Effect.

        Except as expressly amended by this Amendment No. 1, the Pooling and Servicing Agreement shall remain in full force and effect in accordance with its terms.

Section 2.03   References to Pooling and Servicing Agreement.

        From and after the execution and delivery of this Amendment No. 1, all references to the Pooling and Servicing Agreement in the Pooling and Servicing Agreement, any Certificate or any other document executed or delivered in connection therewith shall be deemed a reference to the Pooling and Servicing Agreement as amended hereby, unless the context expressly requires otherwise.



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Section 2.04   Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1 or of the Certificates or the rights of the Holders thereof.

Section 2.05   Counterparts.

        This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together, shall constitute one and the same instrument.

Section 2.06   Binding Nature of Amendment No. 1; Assignment.

        This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.07   Headings Not To Affect Interpretation.

        The headings contained in this Amendment No. 1 are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 2.08   Effectiveness.

        This Amendment No. 1 shall become effective as of the date first written above.

Section 2.09   Governing Law.

        THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                    * * * * *



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        IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities
Administrator and the Trustee have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                       SEQUOIA RESIDENTIAL FUNDING, INC.,
                                       as Depositor


                                       By:   /s/ John H. Isbrandtsen
                                          --------------------------------------
                                             Name: John H. Isbrandtsen
                                             Title: Vice President


                                       WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION, as Master
                                       Servicer and Securities Administrator


                                       By:   /s/ Peter J. Masterman
                                          --------------------------------------
                                             Name: Peter J. Masterman
                                             Title: Vice President


                                       HSBC BANK USA, as Trustee


                                       By:   /s/ Todd N. Niemy
                                          --------------------------------------
                                             Name: Todd N. Niemy
                                             Title: Vice President



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                                                                       EXHIBIT A


                           FORM OF OPINION OF COUNSEL
                       DELIVERED PURSUANT TO SECTION 11.03
                     OF THE POOLING AND SERVICING AGREEMENT





                                                               November 15, 2002
HSBC Bank USA
452 Fifth Avenue
New York, New York 10018
Attention:  Sequoia 9

      Re:  Amendment No. 1 to Pooling and Servicing Agreement

Ladies and Gentlemen:

        You have requested our opinion in connection with the execution of Amendment No. 1, dated as of November 1, 2002, to the Pooling and Servicing Agreement (the "Original Agreement") dated as of August 1, 2002 ("Amendment No. 1"), among Sequoia Residential Funding, Inc., in its capacity as depositor (the "Depositor"), Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator, and HSBC Bank USA, as trustee (the "Trustee").

        Section 11.03(a)(ii) of the Original Agreement provides that the agreement may be amended from time to time by the parties thereto without notice to or consent of any Holder "to cause the provisions [t]herein to conform to or be consistent with . . . the statements made with respect to the Certificates . .. . in any Offering Document," provided that such amendment does not adversely affect the status of any REMIC created pursuant to the Original Agreement.
Section 11.03(a) provides further that, prior to entering into any such amendment, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under such Section.

        We have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the



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HSBC Bank USA
November 15, 2002
Page 2



conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents. As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied without independent investigation upon certificates and oral or written statements and representations of officers and other representatives of the Depositor and others. We have assumed that there is not and will not be at any time any agreement among the parties to Amendment No. 1 that modifies or otherwise supplements the agreements of those parties as expressed in the Original Agreement and Amendment No. 1.

        Capitalized terms used and not defined herein have the meanings assigned to them in the Original Agreement.

        Based upon the foregoing, we are of the opinion that:

               (i) The execution of Amendment No. 1 by the Trustee is permitted under Section 11.03(a) of the Original Agreement; and

               (ii) For Federal income tax purposes, the amendment of the Original Agreement by Amendment No. 1 will not cause the imposition of any tax on any REMIC created pursuant to the Original Agreement, or cause any REMIC created under the Original Agreement to fail to qualify as a REMIC within the meaning of Section 860D of the Code at any time the Certificates are outstanding.

        The foregoing opinions and other statements are subject to the following qualifications, exceptions, assumptions and limitations:

        A. Members of our firm are admitted to the bar of the State of New York and the foregoing opinions are limited to matters arising under the federal laws of the United States of America and the laws of the State of New York. We express no opinion as to the laws, rules or regulations of any other jurisdiction, or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York, or in each case as to any matters arising thereunder or relating thereto.

        B. With respect to the Original Agreement, Amendment No. 1 and any other instrument or agreement (each, an "Agreement") executed or to be executed by any party (each, a "Party"), we have assumed, to the extent relevant to the opinions set forth herein, that (i) such Party (if not a natural person) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization and has full right, power and authority to execute, deliver and perform its obligations under each Agreement to which it is a party and (ii) each Agreement has been duly authorized (if applicable), executed and delivered by, and is a valid, binding and enforceable agreement or obligation, as the case may be, of such Party.

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HSBC Bank USA
November 15, 2002
Page 3



        C. In rendering the opinion set forth in subparagraph (ii) above, we have relied on the Internal Revenue Code of 1986, as amended, U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form, and various judicial and administrative precedents, any or all of which are subject to change, which change may be retroactively effective. We undertake no obligation to update this opinion in the event of any such changes.

        This letter is solely for your benefit in connection with the transaction described in the first paragraph above and may not be quoted or relied upon by, nor may copies be delivered to, any other person, nor may this letter be relied upon by you for any other purpose, without our prior written consent.

                                       Very truly yours,

                                       /s/ McKee Nelson LLP